UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 18, 2013
Date of Report (Date of earliest event reported)
DUMA ENERGY CORP.
(Exact name of registrant as specified in its charter)
Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Gessner, Suite 200, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 408-4880
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following board of directors provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 18, 2013, the board of directors (the "Board") of Duma Energy Corp. (the "Company") approved a change to its Bylaws effective on November 18, 2013.
Article II Section 14 of the Bylaws as amended it its entirety to be as follows:
ARTICLE II. STOCKHOLDERS.
Section 14.   ACTION WITHOUT MEETING. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the majority written consent of the stockholders in accordance with Chapter 78 of the Nevada Revised Statutes.

Previously, the Bylaws had required a unanimous written consent of stockholders for stockholder action by consent.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 3(ii)	Amendment to Bylaws.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DUMA ENERGY CORP.

Date: November 21, 2013	/s/ Sarah Berel-Harrop
Name: Sarah Berel-Harrop
Title: Secretary, Treasurer and Chief Financial Officer